EXHIBIT 4.18

                        ASSET PURCHASE AGREEMENT BETWEEN
          INTEGRATED RETAIL CORP. AND SOFTECH 002 LIMITED PARTNERSHIP
                           DATED SEPTEMBER 29TH, 1999




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                            ASSET PURCHASE AGREEMENT

                  THIS AGREEMENT made effective as of the 29th day of September, 1999.

BETWEEN:

                  INTEGRATED RETAIL CORP., an Alberta corporation (the
                  "Vendor")

                                                               OF THE FIRST PART

AND

                  SOFTECH 002 LIMITED PARTNERSHIP, an Alberta limited partnership (the "Purchaser")

                                                              OF THE SECOND PART

                  WHEREAS:

A. The Vendor beneficially owns or controls through its Rentrak Corporation revenue sharing agreement the Property as defined herein;

B. The Vendor desires to sell and the Purchaser has agreed to purchase the Property on the terms and conditions hereinafter set forth.

                  NOW THEREFORE the Vendor and the Purchaser covenant and agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

1.01              For the purpose of this agreement:

         (a) "CLOSING DATE" shall mean the date of execution hereof or such later date as the parties shall agree upon;



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         (c)      "PROPERTY" shall be the property described and located as more particularly set out in Schedule "A" hereto

         (d) "RENTRAK PROPERTY" shall be those items of the Property subject to the terms of an agreement between the Vendor and Rentrak Corproation as set out in Schedule A hereto.

                                   ARTICLE II
                                SALE OF PROPERTY

2.01 The Vendor hereby sells all of his right and interest in and to the Property for $4,000,000 (the "Purchase Price").

2.02 As consideration for the sale of the Property the Purchaser shall deliver a cheque or promissory note in an amount equal to $4,000,000.

                                   ARTICLE III
                               FURTHER ASSURANCES

3.01 This agreement is intended to and shall operate as an actual transfer of the Property and the Purchaser shall be the owner of the Property from the Effective Time. The Vendor shall execute all documents and shall do all such other acts and things which are convenient or necessary and which counsel may advise, for more completely and effectually carrying out the intention of this agreement and for vesting the Property in the Purchaser.

                                   ARTICLE IV
                     VENDOR'S COVENANTS AND REPRESENTATIONS

4.01 The Vendor covenants with and represents and warrants to the Purchaser that the following shall be true as of the Effective Date:




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                                   ARTICLE IV
                     VENDOR'S COVENANTS AND REPRESENTATIONS

4.01 The Vendor covenants with and represents and warrants to the Purchaser that the following shall be true as of the Effective Date:

         (a) subject only to the Rentrak Property, the Vendor has good title and absolute authority to sell the Property to the Purchaser;

         (b) the Vendor has not assigned, mortgaged, hypothecated or pledged the Property and the Property is free and clear of all encumbrances (excepting only the claim of Rentrak Corporation on the Rentrak Property);

         (c) the Vendor shall and will, from time to time and at all times hereafter, at the request and cost of the Purchaser but without further consideration, do and perform all such acts and things and execute all such deeds, documents and writings and give all such further assurances in respect of the Property as the Purchaser may reasonably require;

         (d) the Vendor has complied with, performed, observed and satisfied all terms, conditions, obligations and liabilities, if any, which have heretofore arisen with respect to the Property;

         (e) there is no litigation now pending against the Vendor nor, to the knowledge of the Vendor, has any application been made under the bankruptcy laws of Canada, nor is there any material proceeding which has been commenced or is pending or threatened, either in the courts or by governmental authorities, which may affect the Property;

         (f) the Vendor is not now, nor will he be as at the Effective Time, a non-resident of Canada within the meaning of the Act;



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         (g)      the  Vendor  is not  an agent or  trustee for  anyone with  an interest in the Property who is or will be as at the Effective Time a non-resident of Canada within the meaning of the Act;

         (h) no person, firm or corporation holds any option or right to acquire or cause to be granted any interest in the Property, excepting only Rentrak Corporation with respect to the Rentrak Property;

         (i) the Vendor has not entered into or incurred, and shall not enter into or incur before the Effective Time, any obligations or liabilities which would materially or adversely affect the Property;

         (j) the Vendor has not incurred any obligation or liability of any kind, for brokers' or finders' fees in respect of this transaction for which the Purchaser shall have any obligation or liability.

4.02 The covenants and representations contained in this clause shall survive the Effective Time of this agreement for six months therefrom.

                                    ARTICLE V
                             PURCHASER'S WARRANTIES

5.01 The Purchaser covenants with and represents and warrants to the Vendor that the following shall be true as at the Effective Time:

         (a)      the Purchaser is a duly constituted partnership;

         (b) the Purchaser has the power to hold its assets and to carry on its business in all jurisdictions in which it hold such assets or carries on such business;



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         (c)      there  are  not now any actions  suits, proceedings or  claims against the Purchaser either at law or in equity or before or by any government authority, board or other agency involving the possibility of any judgment or liability; and

         (d) the Purchaser is not a non-eligible person as that term is defined under the INVESTMENT CANADA ACT.

5.02 The covenants and representations contained in this clause shall survive the Effective Time of this agreement for six months therefrom.

                                   ARTICLE VI
                                   INDEMNITIES

6.01 The Vendor hereby assumes and agrees to indemnify and save harmless the Purchaser from and against all valid and binding obligations of the Purchaser which arise by virtue of the Vendor's interest in the Property to the extent that such obligations and liabilities are attributable to a period commencing prior to the Effective Time.

6.02 The Purchaser hereby assumes and agrees to indemnify and save harmless the Vendor from and against all valid and binding obligations and liabilities of the Vendor which arise by virtue of the Purchaser's interest in the Property to the extent that the said obligations and liabilities are attributable to a period commencing on or after the Effective Time.

                                   ARTICLE VII
                                   CONDITIONS

7.01 The completion of the transfer herein is subject to the condition precedent that as of the Effective Time, the Vendor is the beneficial owner of the Property and the Property shall be located at the retail outlets more particularly set out in Schedule "A" hereto.



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                                  ARTICLE VIII
                                CLOSING PROCEDURE

8.01 As soon as is reasonably practical before or after the Effective Time the Vendor shall procure from itself and any relevant third party and, as necessary, execute and deliver to and in favour of the Purchaser such documentation as is reasonably satisfactory to the Purchaser evidencing the transfer of the Property.

8.02 The parties hereto confirm and agree that notwithstanding the generality of the foregoing they will obtain or prepare the following in connection with the transaction:

         (a)      GST Election Form #44 (90/12);

         (b)      consent of Parkland Savings Credit Union;

         (c) assignment of the agreement with Rentrack Corporation in respect to the Rentrak Property consented to by Rentrak Corporation;

         (d)      a bill of sale evidencing the transfer of the Property.

                                   ARTICLE IX
                                    EXPENSES

9.01 The Purchaser shall pay all expenses incurred by the parties incidental to the negotiations preliminary hereto, including the preparation of and completion of this agreement and carrying the same into effect.



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                                    ARTICLE X
                                  MISCELLANEOUS

10.01 Any notice or communication required or permitted to be given by this agreement shall be deemed to have been sufficiently given if sent by registered mail or hand delivered or by telex or telegram to the address for the respective parties as set forth below. Any notice or communication delivered personally or by telex or telegram shall be deemed to be received by and given to the addressee on the day of delivery. Any notice or communication mailed as aforesaid shall be deemed to have been received three days following the date on which the same is posted by registered mail except in the event of a disruption in postal service, in which event such notice or communication shall be delivered personally or given by telex or telegram:

                  Vendor:                   Integrated Retail Corp.
                                            6201 - 46th Avenue
                                            Red Deer, Alberta
                                            T4N 6Z1

                  Purchaser:                Softech 002 Limited Partnership
                                            c/o 1900, 715 - 5th Avenue S.W.
                                            Calgary, Alberta
                                            T2P 2X6

Any party may change its address for service by notice served as set out above.

10.02 This agreement shall be deemed to have been made and shall be construed in accordance with the laws of the Province of Alberta, and, to the extent applicable, the laws of Canada, in relation to contracts made and to be performed in Alberta.

10.03             The  paragraph  headings  in  this  agreement   shall  not  be
considered as interpreting the text.




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10.04             This agreement shall enure  to  the  benefit of and be binding
                  upon the parties and their respective heirs,  successors   and
                  assigns.

                  IN WITNESS WHEREOF the parties have executed this agreement.

                                    INTEGRATED RETAIL CORP.


                                    Per:    /S/  TREVOR HILLMAN
                                           -------------------------------------

                                    SOFTECH 002 LIMITED PARTNERSHIP


                                    Per:    /S/   DENNIS NERLAND
                                           -------------------------------------




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                                  SCHEDULE "A"

                                    PROPERTY


              LOCATION                         NUMBER OF UNITS

             Sylvan Lake                            8909

             Wetaskiwin                             7811

               Leduc                                7846

             Blackfalds                             7099

           Drayton Valley                           8411

          Red Deer - North                          11090

        Rocky Mountain House                        9248

            Whitecourt                              8577

           Lloydminister                            9567

             Lacombe                                8390

        Lethbridge - North                          10133

        Fort Saskatchewan                           9701

             Airdrie                                8270

        Edmonton - Northwood                        9021

         Lethbridge - South                         7511

            Yellowknife                             9584

         Red Deer - South                           7310

       Edmonton - Millwoods                         7054

               Total                               155,532

All as more particularly set out in the 4 binder Inventory Schedule included with and made part of this Agreement.